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                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549


                              --------------------

                                   FORM 8-K/A


                                AMENDMENT NO. 1
              TO CURRENT REPORT ON FORM 8-K DATED OCTOBER 31, 1995
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): OCTOBER 31, 1995


                                  Rhodes, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Georgia                   1-9308                       58-0536190
------------------------  ------------------------  ---------------------------------
(State of incorporation)  (Commission File Number)  (IRS Employer Identification No.)



        4370 Peachtree Road, N.E.                                 30319
            Atlanta, Georgia                                   ----------
----------------------------------------                       (Zip Code)
(Address of principal executive offices)




       Registrant's telephone number, including area code: (404) 264-4600




                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On January 12, 1996, Rhodes, Inc. ("Rhodes") entered into a new revolving credit facility to replace the credit facility utilized in connection with the Weberg acquisition. For further information concerning the new facility, see Part II - Item 2 of Rhodes' Quarterly Report on Form 10-Q for the quarter ended November 30, 1995, which is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)    Financial Statements of Business Acquired.


                 The following financial statements of Weberg Division
                 (a division of Weberg Enterprises, Inc.), together with a manually signed independent auditors' report thereon and the notes thereto, are included in Exhibit 99.1:

                   (I)   Independent Auditors' Report;

                  (II)   Balance Sheet as of December 31, 1994 (Audited);

                 (III) Statement of Income for the Year Ended December 31, 1994 (Audited);

                  (IV) Statement of Cash Flows for the Year Ended December 31, 1994 (Audited);

                   (V)   Notes to Financial Statements;

                  (VI)   Balance Sheet as of September 30, 1995 (Unaudited)

                 (VII) Statement of Income for the Nine Months Ended September 30, 1995 (Unaudited)


          (b)    Pro Forma Financial Information.


                 The unaudited Pro Forma Combined Consolidated Statements of Operations of the Registrant for the year ended February 28, 1995 and for the nine months ended November 30, 1995, and the notes thereto, are included in Exhibit 99.2.


          (c)    Exhibits.

                 2.1* Asset Purchase Agreement between Weberg Enterprises, Inc., John P. Weberg and Rhodes, Inc. dated October 2, 1995, as amended by the First Amendment thereto dated October 31, 1995. The Attachments and Schedules which are referenced in the Asset Purchase Agreement are hereby incorporated by reference. Such Attachments and Schedules have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.


                 4.1 Loan and Security Agreement, dated January 12, 1996, by and among Rhodes, Inc., Wachovia Bank of Georgia, N.A. and Fleet Capital Corporation.



                 13.1 Page 13 (Part II - Item 2) of Rhodes' Quarterly Report on Form 10-Q for the quarter ended November 30, 1995.



                 23.1     Consent of Deloitte & Touche LLP.



                 99.1 Financial Statements of Weberg Division (a division of Weberg Enterprises, Inc.), as described in Item 7(a) of this Form 8-K/A.



                 99.2 Unaudited Pro Forma Combined Consolidated Statements of Operations of the Registrant, as described in
                          Item 7(b) of this Form 8-K/A.



____________________
*  Previously Filed


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   RHODES, INC.
                                   Registrant


Date: January 12, 1996             By: /s/ Joel H. Dugan
                                      ------------------------------------------
                                      Joel H. Dugan
                                      Senior Vice President, Finance and
                                      Administration and Chief Financial Officer





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                               INDEX TO EXHIBITS


EXHIBIT NUMBER AND DESCRIPTION                                                            PAGE
------------------------------                                                            ----
2.1*        Asset Purchase Agreement between Weberg Enterprises,
            Inc., John P. Weberg and Rhodes, Inc. dated
            October 2, 1995, as amended by the First Amendment
            thereto dated October 31, 1995.  The Attachments
            and Schedules which are referenced in the Asset
            Purchase Agreement are hereby incorporated by
            reference.  Such Attachments and Schedules have
            been omitted for purposes of this filing, but will
            be furnished to the Commission supplementally upon
            request.......................................................................  N/A

4.1         Loan and Security Agreement, dated January 12, 1996, by
            and among Rhodes, Inc., Wachovia Bank of Georgia, N.A. and
            Fleet Capital Corporation.....................................................

13.1        Page 13 (Part II - Item 2) of Rhodes' Quarterly Report on Form
            10-Q for the quarter ended November 30, 1995..................................

23.1        Consent of Deloitte & Touche LLP..............................................

99.1        Financial Statements of Weberg Division (a division of Weberg
            Enterprises, Inc.), as described in Item 7(a) of this Form
            8-K/A.........................................................................

99.2        Unaudited Pro Forma Combined Consolidated Statement of Operations
            of the Registrant, as described in Item 7(b) of this Form 8-K/A...............






___________________
*  Previously Filed